UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2006

METRETEK TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19793	84-11698358
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
303 East 17th Avenue, Suite 660
Denver, Colorado 80203
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 785-8080
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On March 29, 2006, Metretek Technologies, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement with certain institutional and accredited investors (the “Investors”), pursuant to which the Company agreed to sell and issue a total of 2,012,548 shares of its common stock, par value $.01 per share (the “Shares”), at a purchase price of $14.00 per Share, for an aggregate gross proceeds of $28,175,672, in a private placement transaction (the “Private Placement”). The closing of the Private Placement is subject to conditions customary for similar financings.
     In addition, certain officers and directors of the Company (the “Selling Stockholders”) have agreed to sell and issue a total of 390,452 shares of Common Stock to the Investors in the Private Placement at the same purchase price per Share, for total gross proceeds of $5,466,328. The Selling Stockholders will enter into 180 day lock-up agreements covering the virtually all of the remainder of the Shares they beneficially own.
     Pursuant to the Securities Purchase Agreement, the Company and the Selling Stockholders, on one hand, and the Investors, on the other hand, made representations and warranties to the other regarding matters that are customarily included in financings of this nature, which representations and warranties will survive the closing. The Company has agreed to indemnify the Investors against damages with respect to breaches of representations, warranties, covenants and agreements made by the Company in the Securities Purchase Agreement and related transaction documents, and each Selling Stockholder has agreed, severally and not jointly, to indemnify the Investors against damages with respect to breaches of representations, warranties, covenants and agreements made by such Selling Stockholder in the Securities Purchase Agreement and related transaction documents.
     The Company expects to receive net cash proceeds of approximately $26 million, which it intends to use for the retirement of long-term debt, for capital expenditures and for working capital purposes.
     In addition, on March 29, 2006, the Company entered into a Registration Rights Agreement with the Investors, pursuant to which the Company has agreed to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (or if Form S-3 is not then available to the Company, on such form of registration statement that is available to effect the registration of the Shares) within 30 days after the closing date, registering the resale of the Shares to be purchased in the Private Placement by the Investors. In addition, the Company is obligated to use its best efforts to cause the SEC to declare the registration statement effective as soon as possible but in any event no later than 150 days after the closing date, and to use its reasonable best efforts to keep the registration statement continuously effective under the Securities Act until the earliest of five years after its effective date or until all of the securities covered by the registration statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k). If the Company does not file the registration statement, or if the SEC does not declare the registration statement effective, within the aforementioned time periods, does not remain effective for any 20 consecutive days or 30 aggregate days during any 12 month period or if the Common Stock does not remain listed on an applicable stock exchange then the Company is required to make pro rata payments to the Investors, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by the Investors for each 30 day period or pro rata for any portion thereof, following the date by which such registration statement should have been filed or declared effective, up to an aggregate limit of 10% of the amount invested by the Investors. The Company has agreed to pay all fees and expenses related to the registration statement. Additionally, the Company has agreed to indemnify all holders of securities that are able to be registered under the registration statement for any losses incurred by those persons that are related to the registration statement.
     In connection with the foregoing transactions and agreements, the Board of Directors approved an amendment to the Company’s Amended and Restated Rights Agreement, dated as of November 30, 2001, as amended and restated (the “Rights Agreement”). The amendment to the Rights Agreement prevents the Private Placement, including the acquisition of Shares by the Investors in the Private Placement, from triggering the protections contained in the Rights Agreement.
     The foregoing description of the terms and conditions in the aforementioned agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is attached hereto as Exhibit 10.1, the Registration Rights Agreement, which is attached hereto as Exhibit 10.2, and the amendment to the Rights Agreement, which is attached hereto as Exhibit 10.3, all of which are incorporated herein by reference.
     On March 29, 2006, the Company issued a press release announcing the entry into the aforementioned definitive agreements for the Private Placement. The full text of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Item 3.02. Unregistered Sales of Equity Securities
     The disclosure under Item 1.01 of this Report is hereby incorporated herein by reference.
     The Private Placement is being made only to accredited investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder. The Shares to be issued in the Private Placement have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Company has agreed to file a registration statement with the SEC covering resales from time to time of Shares purchased in the Private Placement.

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Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
10.1	Securities Purchase Agreement, dated as of March 29, 2006, by and among Metretek Technologies, Inc., the selling stockholders named therein and the investors named therein

10.2	Registration Rights Agreement, dated as of March 29, 2006, by and among Metretek Technologies, Inc. and the investors named therein

10.3	Amendment No. 2, dated March 29, 2006, to the Amended and Restated Rights Agreement by and between Metretek Technologies, Inc. and ComputerShare Investor Services, LLC

99.1	Press Release of Metretek Technologies, Inc., issued March 29, 2006, announcing definitive agreements for private placement of Common Stock.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.
By:	/s/ W. Phillip Marcum
W. Phillip Marcum
President and Chief Executive Officer

Dated: March 29, 2006

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